UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Telanetix, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Telanetix, Inc.
11201 SE 8th St. Suite #200, Bellevue, Washington 98004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Telanetix, Inc.:

Notice is hereby given that the annual meeting of the stockholders of Telanetix, Inc. will be held on June 16, 2010 at 10:00 a.m. at our corporate headquarters located at 11201 SE 8th St. Suite #200, Bellevue, Washington 98004, for the following purposes:

1. To elect the following four individuals to our board of directors:

Steven J. Davis	Douglas N. Johnson
James R. Everline	David A. Rane

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3. To transact such other business as may be properly brought before the meeting or any adjournment thereof.

Our board of directors has fixed the close of business on April 23, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible. Enclosed is a proxy.  Whether or not you expect to be at the annual meeting, please complete, sign and date the enclosed proxy and return it promptly.

Stockholders attending the annual meeting may vote in person even if they have submitted a proxy. However, if you have submitted a proxy and wish to vote at the annual meeting in person, you must notify the inspector of elections of your intention to revoke the proxy you previously submitted and instead vote in person at the annual meeting. If your shares are held in the name of a broker, trustee, bank or other nominee, please bring a proxy from the broker, trustee, bank or other nominee with you to confirm you are entitled to vote the shares.

Sincerely,
/s/ Douglas N. Johnson
Bellevue, Washington	Douglas N. Johnson
May 7, 2010	Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 16, 2010: The Proxy Statement and Annual Report to Stockholders are available at www.telanetix.com/proxy.

Telanetix, Inc.
11201 SE 8th St. Suite #200, Bellevue, Washington 98004

PROXY STATEMENT

The board of directors of Telanetix, Inc., a Delaware corporation, referred to as the "Company," "we," "our," or "us" in this proxy statement, is soliciting the enclosed proxy on our behalf for use at the annual meeting of stockholders to be held on June 16, 2010 at 10:00 a.m., and at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders. The annual meeting will be held at our corporate headquarters located at 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.  Our telephone number is 206-621-3500.

All stockholders are cordially invited to attend the meeting in person.  In any event, please complete, sign, date and return the proxy in the enclosed envelope. We are first sending out these proxy materials to stockholders on or about May 7, 2010.

QUESTIONS AND ANSWERS
ABOUT THE MEETING AND VOTING

Who is entitled to vote?
Stockholders of record at the close of business on April 23, 2010, which date is referred to as the "record date" in this proxy statement, will be entitled to vote at the meeting. As of the record date, approximately 31,768,320 shares of our common stock were outstanding.  Each share of our common stock is entitled to one vote.

What are the board's recommendations?
Our board's recommendations are included with the description of each item in this proxy statement. In summary, our board recommends a vote:

• FOR the election of the nominated slate of directors (Proposal 1); and

• FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 (Proposal 2).

Will any other items be presented at the meeting?
We do not know of any other matters to be presented at the meeting. If any other matter is properly presented for a vote at the meeting, your shares will be voted by the holders of the proxies using their best judgment.

How do I vote?	You can use one of the following methods to vote:

• Written proxy:  You can vote by written proxy by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.

• In person:  You can vote in person at the meeting. If you own your shares in street name, you will need to obtain a legal proxy from your broker or bank and bring that legal proxy to the meeting. Please note that if you own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

What if I do not specify a choice for a matter when I return my proxy card?	If you are voting through a proxy card, you should specify your choice for each matter on the proxy card. If you do not specify a choice, proxies that are signed and returned will be voted "FOR" each of the proposals discussed in this proxy statement. In addition, with respect to the election of directors, if no contrary indication is made on the proxy, such proxy will be voted "FOR" our board of directors' nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill such vacancy.

What vote is required to pass a proposal?	Directors are elected by a plurality of votes cast at the meeting. In all other matters, every decision of a majority of the shares of common stock having voting power on the subject matter and represented in person or by proxy at the meeting at which a quorum is present shall be valid as an act of the stockholders.

What is the quorum requirement for the annual meeting?	To achieve a quorum at the meeting, the holders of a majority of outstanding common stock as of the record date must be present either in person or represented by proxy.

How are abstentions and broker non-votes counted?
Broker non-votes and the shares with respect to which a stockholder abstains are included in determining whether a quorum is present at the meeting.  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power on that matter and has not received voting instructions from the beneficial owner. If your shares are held by a broker, the broker will ask you how you want your shares● to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the election of directors, the broker may not vote your shares in its discretion. When that happens, it is called a "broker non-vote." For the ratification of auditors, the broker may vote your shares in its discretion.  With respect to the election of directors, abstentions will be counted as withheld votes.For purposes of determining whether any other proposal has received a majority vote:

● abstentions will be included in the vote total, with the result that an abstention will have the same effect as a negative vote;
● broker non-votes will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote;
●
except as provided in the bullet below, shares represented by a proxy as to which voting instructions are not given as to one or more matters to be voted on shall not be deemed to be represented at the meeting for the purpose of the vote as to such matter or matters; and

● a proxy which states how shares will be voted in the absence of instructions by the stockholder as to any matter shall be deemed to give voting instructions as to such matter.

How can I revoke my proxy?	Proxies given pursuant to this solicitation may be revoked at any time before the meeting. You may change or revoke your proxy by delivering a written notice of revocation to our Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004, or by completing and delivering a new proxy card bearing a later date (which automatically revokes the earlier proxy card). Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request by notifying the inspector of elections of your intention to revoke your proxy and voting in person at the meeting.

Who can attend the meeting?	Stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

Who bears the costs associated with this proxy statement?
We will bear the cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and proxy.  Our officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.  We may also engage the services of a proxy solicitor to solicit our stockholders to return their proxies and ensure that we have a quorum for the meeting.  We have not engaged any proxy solicitor at this time, but anticipate that the costs of any such solicitation will be less than $12,000.  We anticipate that banks, brokers, fiduciaries, other custodians and nominees will forward proxy soliciting materials to their principals, and we will reimburse such persons' out-of-pocket expenses.

PROPOSAL 1
ELECTION OF DIRECTORS

Our bylaws provide that the number of directors shall be not less than one nor more than five and shall be determined by our board of directors.  Our board of directors has fixed the number of directors at four and our board of directors currently consists of four members.  Each of our directors is elected for a term of one year to serve until his or her successor is duly elected and qualified.

Set forth below is certain information regarding the nominees standing for election.  Each of the nominees are presently members of our board of directors and were nominated by our nominating and governance committee. Each nominee has agreed to serve if elected and our board of directors has no reason to believe that any nominee will be unable to serve. There are no family relationships among members of our management or the nominees.

Name	Position	Director Since	Age
Steven J. Davis	Director	June 2007	44
James R. Everline	Director	June 2007	68
Douglas N. Johnson	Chairman and Chief Executive Officer	September 2007	50
David A. Rane	Director	June 2007	56

Mr. Davis was appointed to our board of directors on June 11, 2007.  He has practiced business and corporate law since 2005 in his law firm, Steven James Davis, A Professional Corporation.  From 2002 to 2005, Mr. Davis served as general counsel and corporate secretary of Molecular Imaging Corporation, a publicly traded healthcare company.  From 2000 to 2002, he served as legal counsel for Leap Wireless International, Inc.  Before joining Leap Wireless, Mr. Davis was an attorney in the business and corporate group in the San Diego office of the law firm of Luce, Forward, Hamilton & Scripps LLP. Mr. Davis also serves on the board of directors of Theragene, inc., a privately-held biotech company.

Mr. Everline was appointed to our board of directors on June 11, 2007.  He has been president of Everline & Co., a management consulting company specializing in finance and mergers and acquisitions, for the past 18 years.  From 1990 to 1991, Mr. Everline was president, investment banking division, of Henry & Company, a venture capital and investment banking firm.  From 1988 to 1989, he was a partner of Founders Court Investors Inc.  Before that he served as vice president, capital markets group of Bank of America.  He served as a member of the board of directors of Bandag, Incorporated, from 1982 until its merger in May 2007.  He also served as a member of the audit committee, executive committee, management continuity and compensation committee, and the nominating and corporate governance committee of the board of directors of Bandag.

Mr. Johnson was appointed to our board of directors on September 14, 2007 in connection with our acquisition of AccessLine Holdings, Inc.  He currently serves as the chairman of our board of directors and as our chief executive officer.  Mr. Johnson joined the executive management team of AccessLine Communications in 2000 as the chief operating officer and was its chief executive officer from 2003 until we acquired it in 2007.   Before joining AccessLine, he managed the Wireless IP and Wireless Office Services in North America for AT&T Wireless's Advanced Services Organization.  Before that position he served as AT&T Wireless's North American Vice President for Global Markets.  Mr. Johnson is an honor graduate from Washington State University.

Mr. Rane was appointed to our board of directors on June 11, 2007.  Mr. Rane currently serves as the chief financial officer of NextImage Medical, Inc., a medical services company.  From November 2004 to February 2008, he served as a senior vice president and chief financial officer of World Waste Technologies, Inc. (OTCBB:WDWT).  Previously, from May 2004 to November 2004, he served as vice chancellor for financial management for the National University System.  Before that, he served as executive vice president of two development stage companies: SureBeam Corporation from 2001 to 2004 and StoreRunner Network, Inc. from 2000 to 2001.  StoreRunner Network filed bankruptcy in 2001 and SureBeam Corporation filed bankruptcy in 2004.   Mr. Rane served as executive vice president and chief financial officer for Callaway Golf Company from 1994 to 2000.  Prior to that time, Mr. Rane was an executive with PricewaterhouseCoopers for 14 years in their San Diego, Brussels, and national offices.  Mr. Rane is a certified public accountant (inactive) and holds a B.A. in accounting from Brigham Young University.

In addition to the information above regarding each nominee’s business experience and service on the boards of directors of other companies, our board of directors considered the following experience, qualifications or skills of each of the nominees in concluding that each director nominee is qualified to serve as a director. The information below is not intended to be an exhaustive list of the qualifications that the board of directors considered with respect to the nominees.

Mr. Davis has practiced business and corporate law since 1992 advising companies, management and boards of directors in business similar to ours in all areas of operations, including corporate governance and public reporting matters. He has worked with us since 2005 and has experience specific to our history and generally in our industry.

Mr. Everline has significant experience serving as a founder, chief executive officer or a senior executive of various public and private companies. He brings his experience in finance and investment banking to our board.

Mr. Johnson has extensive leadership experience, has extensive knowledge of the communications industry and is actively engaged with our key customers.

Mr. Rane brings his experience as an executive officer and chief financial officer of three public companies to our board. He also has in-depth knowledge of accounting and financial issues related to public companies due to his previous experience as an auditor of public companies.

Required Vote

Directors are elected by a plurality of votes cast at the meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Grant Thornton was engaged to serve as our public accounting firm on June 29, 2009. Our audit committee approved, and our board of directors ratified, the engagement of Grant Thornton. Representatives of Grant Thornton are expected to be at the meeting to answer any questions and make a statement should they choose to do so.

Mayer Hoffman McCann P.C.  served as our independent registered public accounting firm for the fiscal year 2008. On June 29, 2009, we dismissed Mayer Hoffman as our public accountants. The dismissal was approved by our audit committee and ratified by our board of directors.

The reports of Mayer Hoffman on our financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of our company to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period up to the dismissal of Mayer Hoffman, there have not been any disagreements between our company and Mayer Hoffman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Mayer Hoffman would have caused Mayer Hoffman to make reference thereto in its reports on our audited financial statements, nor have there been any “ reportable events,” as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

During our two most recent fiscal years and the interim period prior to engaging Grant Thornton, neither our company nor anyone on our company's behalf consulted Grant Thornton regarding any of the matters enumerated in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, our board of directors is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of Grant Thornton, our board of directors will reconsider whether or not to retain the firm. Even if our stockholders ratify the appointment, our board of directors may choose to appoint a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and our stockholders.

Required Vote

This proposal will be approved by our stockholders if a majority of the shares of common stock having voting power on this proposal and represented in person or by proxy at the meeting vote for ratification of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION
 OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2010, regarding the beneficial ownership of our common stock by:

•	each of our directors and nominees for director;

•	each of our named executive officers;

•	all current directors and executive officers as a group; and

•	every person or entity that we know beneficially owns more than 5% of our outstanding common stock.

Information with respect to beneficial ownership has been furnished by each director, executive officer or five percent or more stockholder, as the case may be.

Percentage of beneficial ownership is calculated based on 31,768,320 shares of common stock outstanding as of March 31, 2010.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable within 60 days of March 31, 2010. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders:
Enable Capital Management (1)	3,173,655	9.9%
Enable Growth Partners (1)	3,173,655	9.9%

Named Executive Officers and Directors:
Steven J. Davis (2)	303,333	**
James R. Everline (3)	559,333	1.74%
Douglas N. Johnson (2)	1,700,574	5.14%
J. Paul Quinn (2)	373,785	1.16%
David A. Rane (2)	283,333	**

All Executive Officers and Directors as a group (5 persons)	3,220,359	9.4%

*	Each stockholder may be contacted at our corporate offices unless otherwise indicated in the footnotes below. The address of our corporate offices is 11201 SE 8th St. Suite 200, Bellevue, WA 98004
**	Less than one percent.

(1)
Based upon the stockholder's Schedule 13G-A filed with the Securities and Exchange Commission, or SEC, on February 10, 2010. Enable Capital Management and Enable Growth Partners are affiliates.  Does not include shares of common stock that may be issuable upon conversion of debentures or 96,507,443 shares of our common stock acquirable upon the conversion of the principal amount of debentures and exercise of warrants held by the stockholder or its affiliates, all of which are subject to conversion or exercise caps.  Pursuant to the terms of our debentures and related warrants, the number of shares of our common stock that may be acquired by the stockholder upon any conversion or exercise of such security is limited, to the extent necessary, to ensure that following such conversion or exercise, the number of shares of our common stock then beneficially owned by the stockholder and any other persons or entities whose beneficial ownership of common stock would be aggregated with the stockholder for purposes of the Securities Exchange Act of 1934 does not exceed 9.99% of the total number of shares of our common stock then outstanding.  Accordingly, in light of the beneficial ownership cap, the aforementioned entities are entitled to acquire, in the aggregate, 3,173,655 shares of our common stock. This stockholder's address is One Ferry Building Ste. 225, San Francisco, California.

(2)
Consists solely of shares of our common stock issuable upon exercise of options, except for (i) Mr. Davis whose beneficial ownership also includes 20,000 shares that are issued and outstanding as to which Mr. Davis has shared voting and investment power; and (ii) Mr. Johnson whose beneficial ownership also includes 360,296 shares that are issued and outstanding.

(3)
Consists of 314,583 shares of our common stock issuable upon exercise of options, 214,750 shares that are issued and outstanding and as to which Mr. Everline has sole voting and investment power and 30,000 shares that are issued and outstanding and as to which Mr. Everline has shared voting and investment power and that are owned by his spouse.

CORPORATE GOVERNANCE

Our Board of Directors

Director Independence

Our board of directors has determined that three of our current directors – Messrs. Davis, Everline and Rane – are independent as defined by the Nasdaq Marketplace Rules.

Leadership Structure

The chairman of our board of directors also serves as our chief executive officer. Our board of directors does not have a lead independent director. Our board of directors, upon recommendation of the nominating & governance committee, has determined that its leadership structure is appropriate and effective. Our board of directors believes that having a single individual serve as both chairman and chief executive officer provides clear leadership, accountability and promotes strategic development and execution as our company executes our strategy as a more communications-focused enterprise. Our board of directors and the nominating & governance committee also believe that there is a high degree of transparency among directors and company management. Three of the four members of our board are independent directors and all of those individuals serve on the committees of our board of directors. Our chairman and chief executive officer does not serve on any committee of our board, which our board believed promotes appropriate independent leadership.

Risk Management

Our board of directors oversees the risk management of our company and each of our subsidiaries. Our board of directors regularly reviews information provided by management in order for our board of directors to oversee the risk identification, risk management and risk mitigation strategies. Our board considers, as appropriate, risks among other factors in reviewing our strategy, business plan, budgets and major transactions. Our board committees assist the full board of directors’ oversight of our material risks by focusing on risks related to the particular area of concentration of the relevant committee. For example, the compensation committee oversees risks related to our executive compensation plans and arrangements, the audit committee oversees the financial reporting and control risks and the nominating & governance committee oversees risks associated with the independence of our board of directors and potential conflicts of interest. If a risk is of sufficient magnitude, a committee reports on the  discussions of the applicable relevant risk to the full board of directors during the committee reports portion of the board of directors meeting. The full board of directors incorporates the insight provided by these reports into its overall risk management analysis

Meetings

Our board of directors held 9 meetings during fiscal year 2009.  No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our board of directors and of the total number of meetings of committees of our board of directors on which he/she served during such person's tenure on our board of directors and respective committees.

Committees of Our Board of Directors

Our board of directors has, and appoints members to, a compensation committee, an audit committee and a nominating & governance committee. Each of our committees operate under a written charter, copies of which are available on our website at www.telanetix.com by clicking on the Investors tab and then on the Corporate Governance tab. The current members of these committees are identified below.

Director	Compensation	Audit	Nominating & Governance
Steven J. Davis	☒	☒	☒ (Chair)
James R. Everline	☒ (Chair)	☒	☒
David A. Rane	☒	☒ (Chair)	☒

Compensation Committee.  Our compensation committee held nine meetings during fiscal year 2009.  The functions of this committee include, among other things, to:

•
Discharge board of directors responsibilities relating to the compensation of our executives, including but not limited to, reviewing overall compensation and fringe benefits policies and our practices with respect to our executive officers;

•	Recommending to our board of directors all changes in compensation for directors.

Audit Committee.  Our audit committee held five meetings during fiscal year 2009.  Our board of directors has determined that Mr. Rane qualifies as an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The functions of this committee include, among other things, to:

•	Oversee the accounting and financial reporting processes of our company and the audits of our financial statements;
•	Serve as an independent and objective party to monitor our policies for internal control systems;
•	Retain our company's independent auditors, review and appraise their independence, qualifications and performance and approve the terms of engagement for audit service and non-audit services; and
•	Provide an open avenue of communication among the independent auditors, financial and senior management, and our board of directors.

Both our independent auditors and internal financial personnel have unrestricted access to our audit committee.

Nominating & Governance Committee.  Our nominating & governance committee held two meetings during fiscal year 2009.  The functions of this committee include, among other things, to:

•	Assist our board of directors in fulfilling its oversight responsibilities relating to our corporate governance matters,
•	Developing corporate governance guidelines
•	Periodically evaluate our board of directors, its committees and individual directors;
•	Identify and select director nominees; and
•	Oversee our company's policies and practices relating to ethical and compliance issues.

Director Nomination Process

Director Qualifications

In evaluating director nominees, our nominating & governance committee considers, among others, the following factors:

•	Integrity
•	Independence
•	Diversity of viewpoints and backgrounds
•	Extent of experience
•	Length of service
•	Number of other board and committee memberships
•	Leadership qualities
•	Ability to exercise sound judgment

Communications with our Board of Directors

Our stockholders may send correspondence to our board of directors c/o Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.  Our corporate secretary will review all correspondence addressed to our board of directors, or any individual director, for any inappropriate correspondence and correspondence more suitably directed to management.  Our corporate secretary will forward appropriate stockholder communications to our board of directors prior to its next regularly scheduled meeting following the receipt of the communication.  Our corporate secretary will summarize all correspondence not forwarded to our board of directors and make the correspondence available to our board of directors for its review at our board of director's request.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that applies to, among other persons, our president or chief executive officer as well as the individuals performing the functions of our chief financial officer, corporate secretary and controller. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and
•	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our personnel be afforded full access to our president or chief executive officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics. Further, all of our personnel are to be afforded full access to our board of directors if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by our president or chief executive officer.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our president or chief executive officer.  If the incident involves an alleged breach of the Code of Business Conduct and Ethics by our president or chief executive officer, the incident must be reported to any member of our board of directors or use of a confidential and anonymous hotline phone number.  Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our Code of Business Conduct and Ethics by another.

Our Code of Business Conduct and Ethics is available, free of charge, to any stockholder upon written request to our Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend.  Each of our directors attended our 2009 annual meeting of stockholders.

Material Proceedings

To our knowledge, none of our directors, nominees for director, officers or affiliates, no owner of record or beneficial owner of more than five percent of our securities, or any associate of any of the foregoing, is a party adverse to us, or has a material interest adverse to us, in any material proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish to us copies of all Section 16(a) reports they file.

Based solely on our review of the reports, except as described below, we believe that all required Section 16(a) reports were timely filed during our last fiscal year.  None of our directors, executive officers or greater than 10% beneficial owners filed any Form 5s. Mr. Johnson did not file two Form 4s regarding his acquisition of shares of our common stock on each of February 19, 2009 and July 23, 2009, pursuant to an "earn-out" provision in the merger agreement pursuant to which our company acquired AccessLine Holdings, Inc. on September 14, 2007. Mr. Johnson has since filed a Form 4 to report such acquisitions.

EXECUTIVE MANAGEMENT

The following table sets forth information as to persons who currently serve as our executive officers.

Name	Age	Position
Douglas N. Johnson	50	Chief Executive Officer
J. Paul Quinn	50	Chief Financial Officer

For information about Mr. Johnson, see "Proposal No. 1—Election of Directors," above.

J. Paul Quinn was appointed as our chief financial officer effective as of May 5, 2008.   From December 2005 to April 2008, Mr. Quinn was chief financial officer of Vidiator, a software development company that makes software for high-speed wireless networks worldwide. From March 2004 to December 2005, Mr. Quinn was chief financial officer of Dwango Wireless (OTC: DWGN), a mobile media company that made software for 2G wireless carriers in North America. After Mr. Quinn had left Dwango, it filed bankruptcy in June 2006.  Before Dwango Wireless, Mr. Quinn was with N2H2 (OTC: NTWO) as its chief financial officer in 2000 through its acquisition by Secure Computing in 2003. Prior to joining N2H2, Mr. Quinn held positions as a senior executive in a variety of retail companies.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The compensation committee of our board of directors has the authority to establish compensation for our executive officers.  Management makes recommendations with respect to executive compensation annually.  The compensation committee then reviews those recommendations in light of (i) past compensation, (ii) our operating objectives and financial position; and (iii) compensation paid to similarly situated executives at competing companies. Final approval of changes in executive compensation are made at the discretion of the compensation committee. To date, we have not engaged compensation consultants to assist in determining the amount or form of executive compensation.

The following table provides information regarding the compensation awarded to, earned by, or paid to Mr. Johnson, our chief executive officer, and Mr. Quinn, our chief financial officer, during the years ended December 31, 2008 and December 31, 2009. We refer to these executive officers as our "named executive officers" elsewhere in this proxy statement.

2009 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (3)	NonEquity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Douglas N. Johnson (1)	2009	221,539	--	202,585	97,800	--	521,924
CEO	2008	215,865	--	155,205	100,367	--	471,437
J. Paul Quinn (2)	2009	172,307	--	41,278	45,640	--	259,226
CFO	2008	111,058	--	43,864	52,500	--	207,422

(1)	Mr. Johnson was appointed as our chief executive officer on May 5, 2008. Prior to such appointment, Mr. Johnson served as president of our wholly-owned subsidiary, AccessLine Holdings, Inc.
(2)	Mr. Quinn was appointed as our chief financial officer on May 5, 2008.
(3)
This column represents the aggregate grant-date fair value of the awards computed in accordance with FASB ASC Topic 718. These amounts reflect our accounting value for these awards and do not necessarily correspond to the actual value that may be realized by the named executive officer. The assumptions used in the calculation of these amounts are described in note 15 to our consolidated financial statements included in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2010.

Employment Agreements With Our Named Executive Officers

We entered into employment agreements on April 28, 2008 with each of our named executive officers.  On July 1, 2009, we entered into amendment agreements to those employment agreements. The table below summarizes the material terms of the employment agreements, as amended.

Base Salary	The annual base salary for Mr. Johnson and Mr. Quinn is $225,000 and $175,000, respectively.
Annual Incentive Compensation
Each of Messrs. Johnson and Quinn are entitled to an annual incentive compensation payment up to 50% and 30%, respectively, of his base salary for the preceding fiscal year. See "Senior Management Incentive Plan—Base Incentive Plan," below, for more information.

Severance
If we terminate their employment without cause, upon execution of a general release in favor of our company and compliance with post-termination obligations, each executive is entitled to receive a payment in an amount equal to 12 months of his then current base salary, payable in installments in accordance with our standard pay period practices.  If the termination of employment occurs within 12 months following a sale of our company or a merger, such executive is entitled to receive a payment in an amount equal to 12 months of his then current base salary plus 100% of his potential bonus, payable in installments in accordance with our standard pay period practices, and, if he adheres to the non-compete provision in his employment agreement, an additional lump sum payment of the same amount payable on the one year anniversary of termination. Certain actions, such as a reduction in responsibilities or base salary or a material reduction in benefits, other than reductions that are generally applicable to all of our executives, are deemed to be a termination of employment without cause.

Options
In connection with the entering into of their respective employment agreements, we granted Mr. Johnson and Mr. Quinn, respectively, an option to purchase 400,000 shares of our common stock and 175,000 shares of our common stock. Each option was granted under our 2005 Equity Incentive Plan. Subject to their continued employment and subject to full acceleration in connection with a change in control, the options vested as to 25% on April 28, 2009, and the balance vests ratably over the 36 month period thereafter. In addition, if we terminate their employment without cause, the option will continue to vest in accordance with its terms.

Incentive Compensation Approach

We believe that incentive compensation awards for senior executives, including Messrs. Quinn and Johnson, should be largely driven by our overall corporate performance. To this end, the compensation committee has established two incentive plans for our senior executives: the Base Incentive Plan and the Special Incentive Plan. Under each of these plans, after the end of the year, the compensation committee reviews our company's revenue and adjusted EBITDA against revenue and adjusted EBITDA targets that are approved by our board of directors annually.  Adjusted EBITDA is defined as earnings before interest, tax, depreciation and amortization, and stock-based and warrant compensation, charges related to changes in fair market value of warrant and beneficial conversion feature liabilities. Further information regarding each of these plans is set out below.

Senior Management Incentive Plans

Base Incentive Plan

Under the Base Incentive Plan, our senior executives may earn a bonus equal 30% to 50% of their base salary upon the achievement of revenue and adjusted EBITDA targets.  Subject to the exercise of discretion of the compensation committee discussed below, no bonus is earned under the Base Incentive Plan unless our company's performance is at least 70% of the revenue and adjusted EBITDA targets established by our board of directors. The bonus is paid on a pro rata basis compared to our company's performance against those targets.  For example, if our company’s performance is 90% of the performance target, our senior executives may earn a bonus equal to 90% of their eligible bonus. While overall financial results, as identified by revenue and adjusted EBITDA are key measures, the compensation committee exercises its discretion in determining the amount of bonus awards for senior executives, if any, under the Base Incentive Plan and takes into account how our company performed relative to competitors, customer satisfaction as measured by customer churn, how effectively management managed cash, new products developed and launched and development of new sales channels. The compensation committee considers these factors in light of matters beyond management’s control, such as economic factors.

Special Incentive Plan

Our compensation committee adopted the Special Incentive Plan in light of our company's current capital structure, including the current stock price and the significant overhang created by our debentures.  The compensation committee determined that issuing additional equity incentives to our senior executives at the current stock price would result in substantial dilution to our stockholders.  In addition, the compensation committee determined that the amount of derivative securities we have outstanding impedes short term appreciation in outstanding equity awards, limiting the return on option awards and stock that our senior executives currently hold.  Under the Special Incentive Plan, our senior executives may earn an additional cash bonus equal to 30% to 50% of their base salary upon the achievement of revenue and adjusted EBITDA targets.  Compensation is not earned under the Special Incentive Plan unless our company's performance is at least 95% of the revenue and adjusted EBITDA performance targets established by our board of directors, and the maximum bonus amount is earned if our company achieves 110% or more of the performance targets.  The Special Incentive Plan is a temporary plan, based on our company's current position, to provide additional incentive for executive management to take the steps necessary to ensure our company's operating success.  It was put in place for 2009 and is in place for 2010.  The compensation committee will evaluate our company's position again in 2011 to determine whether the plan will continue.

Incentive Compensation Under the Incentive Plans

Under each of the Base Incentive Plan and the Special Incentive Plan, Messrs. Johnson and Quinn may receive a cash bonus of up to 50% and 30%, respectively, of his base salary for the preceding fiscal year.  Under both plans, such amounts are earned only if (1) our company achieves or exceeds board-approved targets, and (2) earning the bonus amounts does not cause our company to be in default of the adjusted EBITDA covenant contained in our outstanding debentures.

For 2009, the initial board-approved targets were $36.5 million of revenue and $1.7 million of adjusted EBITDA for our 2009 fiscal year. If our company’s performance met or exceeded the performance targets, and assuming the earning of the bonus does not cause our company to be in default of the adjusted EBITDA covenant contained in our outstanding debentures, the maximum amount Messrs. Johnson and Quinn could earn for 2009 under each incentive plan was $112,500 and $52,000, respectively. Our board of directors adjusted the performance target amounts in December 2009 to reflect the discontinuation of our video business. Our video business experienced a dramatic sales decline in 2009 as compared to prior years and the compensation committee determined that this decline was attributable to macroeconomic issues and not management performance.  As adjusted, the performance targets were $29.8 million of revenue and actual revenue for 2009 was $28.3 million or 95% of target.  With adjusted EBITDA, our board considered what amount of the actual full year adjusted EBITDA of -$379,000 actually reported was attributable to the discontinued video business and the result was management came in at 87% of the revised target.  In 2009, Messrs. Johnson and Quinn earned $97,800 and $45,640, respectively, under the Base Incentive Plan, but did not earn any amount under the Special Incentive Plan.

The payments to Messrs. Johnson and Quinn in respect of the Base Incentive Plan were deferred until our company was in a financial position to make such payments. Whether our company is in a financial position to make such payments is determined by whether our company's actual cash flow and cash balance as of the end of each month of 2010 exceeds agreed-to target levels.  If the cash flow and cash balance targets are met as of the end of a month, we will pay each of Messrs. Johnson and Quinn up to one-twelfth of his bonus following the end of such month.  If the cash flow and cash balance targets are not met as of the end of any month, the amount otherwise payable following such month will not be paid at that time, but will be paid following the end of immediately following month if the cash flow and cash balance targets for such month are met. All unpaid payments will be rolled forward and will be payable until paid in accordance with the foregoing. Each of Messrs. Johnson and Quinn is fully vested in the incentive compensation amounts earned for 2009. In the event of their death, disability or termination of employment, we will pay the amount to which Messrs. Johnson and Quinn, respectively, is entitled in accordance with the payment plan. In the event of a change of control, we must pay all unpaid payments to Messrs. Johnson and Quinn within 30 days of the effective date of the change of control.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2009.  None of our named executive officers hold any equity awards other than options.

OUTSTANDING EQUITY AWARDS AT FISCAL 2009 YEAR-END
	Option Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable	Number of Securities Underlying Unexercised Option (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (3)	Option Exercise Price ($)	Option Expiration Date
Douglas N. Johnson	156,250	143,750	--	$0.07	11/26/17
	166,667	233,333	--	$0.07	4/28/18
	666,667	1,333,333	--	$0.07	12/17/18
J. Paul Quinn	72,917	102,083	--	$0.07	4/28/18
	17,708	32,292	--	$0.07	7/08/18
	183,333	366,667	--	$0.07	12/17/18

The terms of each award reflected in the table above, in accordance with the terms of our 2005 Equity Incentive Plan, provides that:

•
if any surviving corporation or acquiring corporation in an acquisition (as such term is defined below) refuses to assume any awards or to substitute similar awards for those outstanding under the plan, then, generally, with respect to awards that would otherwise vest and become exercisable within one year of the closing of the acquisition, the vesting of such awards will accelerate and be fully vested and exercisable at least 30 days before the closing of the acquisition; and

•
if our company undergoes an acquisition and the surviving corporation or acquiring corporation does assume such awards (or substitutes similar awards for those outstanding under the plan), then, generally, the vesting of each such award will accelerate and be fully vested and exercisable if any of the following events occurs within one month before or 18 months after the effective date of the acquisition:

o	the person's employment is terminated without cause;
o
the employee terminates his/her service because the principal place of the performance of his/her responsibilities and duties of is changed to a location more than 50 miles from his/her existing work location; or

o	the employee terminates his/her employment because there is a material reduction in his/her responsibilities and duties.

For purposes of our 2005 Equity Incentive Plan, the term "acquisition" generally means any consolidation or merger of our company with or into any other entity in which our stockholders before such consolidation or merger own less than 50% of the voting power immediately after such consolidation or merger, or a sale of all or substantially all of our assets.

Director Compensation

Director compensation for our non-employee directors is established by our full board of directors, including any employee directors.  Director compensation for non-employee directors is established annually in advance with consideration given to (i) compensation paid to directors of similarly situated public companies and (ii) our financial resources.

During 2009, we compensated our non-employee directors by paying each of them $25,000 per annum, and Committee Chairmen $5,000 per annum, payable in quarterly installments, in addition to compensation for attending the meetings of our board of directors and of the committees of our board of directors. We will compensate our non-employee directors in a substantially similar manner during 2010.

In addition, on December 9, 2009, we also granted each of our non-employee directors an option to purchase 200,000 shares of our common stock at an exercise price of $0.06 per share.

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities by our non-employee directors for the fiscal year ended December 31, 2009. Other than as set forth below and the reimbursement of actual and ordinary out-of-pocket expenditures, we did not compensate any of our directors for their services as directors during the fiscal year ended December 31, 2009.

2009 Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steven J. Davis	58,500	--	8,640	--	--	--	67,140
James R. Everline	58,500	--	8,640	--	--	--	67,140
David A. Rane	58,500	--	8,640	--	--	--	67,140

(1)
This column represents the aggregate grant-date fair value of the awards computed in accordance with FASB ASC Topic 718. These amounts reflect our accounting value for these awards and do not necessarily correspond to the actual value that may be realized by the named executive officer. The assumptions used in the calculation of these amounts are described in note 15 to our consolidated financial statements included in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2010.

The table below discloses for each non-employee director the aggregate number of shares of our common stock subject to option awards outstanding at 2009 fiscal year end:

Steven J. Davis	400,000
James R. Everline	431,250
David A. Rane	400,000

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review of Related Party Transactions

It is our policy and procedure to have all transactions with a value above $120,000, including loans, between us and our officers, directors and principal stockholders and their affiliates, reviewed and approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors, and that such transactions be on terms no less favorable to us than those that we could obtain from unaffiliated third parties. We believe that all of the transactions described below were reviewed and approved under the foregoing policies and procedures.

Related Party Transactions

Since January 1, 2008, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party to in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person's immediate family had or will have a direct or indirect material interest, other than the transactions described below.

We have purchased a policy of directors' and officers' liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances.

REPORT OF THE AUDIT COMMITTEE

The following is the report of our audit committee with respect to our audited financial statements for the fiscal year ending December 31, 2009.

The purpose of our audit committee is to assist our board of directors in its general oversight of our financial reporting, internal controls and audit functions. Our audit committee is comprised solely of independent directors as defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq Listing Rules.

Our audit committee has reviewed and discussed the consolidated financial statements for the year ended December 31, 2009 with our management and Grant Thornton LLP, our independent registered public accounting firm.  Our management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13A-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Our audit committee receives periodic updates on internal controls provided by our management and at each regularly scheduled audit committee meeting. Our audit committee also holds regular private sessions with Grant Thornton to discuss its audit plan for the year, and the results of its quarterly reviews and the annual audit. Our audit committee reviewed Grant Thornton's Report of Independent Registered Public Accounting Firm included in our annual report on Form 10-K for the year ended December 31, 2009 related to our consolidated financial statements. Our audit committee continues to oversee our efforts related to our internal control over financial reporting and management's preparations for the evaluation.

Our audit committee has discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and PCAOB Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements."  In addition, our audit committee has received the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton's communications with our audit committee concerning independence, and our audit committee has discussed with the Grant Thornton its independence.

Based on their review of the consolidated financial statements and discussions with and representations from our management and Grant Thornton referred to above, our audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

In accordance with audit committee policy and the requirements of law, our audit committee pre-approves all services to be provided by our external auditor, Grant Thornton LLP.  Pre-approval is required for audit services, audit-related services, tax services and other services.  In most cases, our full audit committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget.  In other cases, a designated member of our audit committee may have delegated authority from our audit committee to pre-approve additional services, and such pre-approval is later reported to the full audit committee.  See "Principal Accounting Fees and Services," below, for more information regarding fees paid to Grant Thornton LLP for services in fiscal year 2009.

This report is provided by the members of the audit committee of the board of directors set forth below.

David A. Rane
Steven J. Davis
James R. Everline

PRINCIPAL ACCOUNTING SERVICES AND FEES

Mayer Hoffman McCann P.C. served as our independent registered public accounting firm for fiscal year 2008. On June 29, 2009, we dismissed Mayer Hoffman as our public accounting firm and engaged Grant Thornton LLP to serve as our public accounting firm. Representatives from Grant Thornton have been invited to attend the meeting. If they attend, they will be provided the opportunity to make a statement if they desire to do so, and are expected to be available to answer appropriate questions.

The following table presents the fees paid for professional services rendered by each of Mayer Hoffman and Grant Thornton, for the audits of our annual financial statements and audit-related matters for the years ended December 31, 2009 and December 31, 2008, respectively. All fees related to fiscal year 2008 were paid to Mayer Hoffman.

	FY2009 ($)	FY2008 ($)
Audit fees (1)	238,788	414,858
	238,788	414,858

(1)
Audit fees include fees and expenses for professional services rendered for the audits of our annual financial statements for the year indicated and for the review of the financial statements included in our quarterly reports for that year.

The audit committee of our board of directors has determined that the rendering of all non-audit services by Grant Thornton is compatible with maintaining the auditor's independence. All non-audit related services in the above table were pre-approved and/or ratified by the audit committee of our board of directors. The audit committee of our board of directors approves non-audit services by Grant Thornton on an ad hoc basis, and has vested authority with Mr. Rane, the chairman of our audit committee, to approve non-audit services as needed.

STOCKHOLDER PROPOSALS

We must receive proposals of stockholders intended to be presented at our 2011 annual meeting of stockholders no later than January 7, 2011 to be included in our proxy statement and form of proxy relating to that meeting.  These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for such proposals in order to be included in the proxy statement.

With respect to stockholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and that are not to be included in our proxy statement and are to be brought before our 2011 annual meeting of stockholders, we must receive notice of such stockholder proposal not more than 45 days prior to May 7, 2010, the date on which we are first sending out proxy materials for the 2010 annual meeting of stockholders.

ANNUAL REPORT

A copy of our annual report on Form 10-K for our fiscal year ended December 31, 2009 will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date to any person who was a beneficial owner of our common stock on the record date.  Requests should be directed to the Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.  Our annual report on Form 10-K is also available on our website at www.telanetix.com under the "Investors" tab.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request. To make such a request, please contact us at Telanetix, Inc., Corporate Secretary; 11201 SE 8th St. Suite #200, Bellevue, Washington 98004 or contact Telanetix, Inc. at 206-621-3500. Any stockholder who wants to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact his or her bank, broker, or other nominee record holder, or he or she may contact us at the above address and phone number.

OTHER BUSINESS

Our board of directors does not know of any matter to be presented at our annual meeting which is not listed on the notice of annual meeting or discussed above.  If other matters should properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies in accordance with their best judgment.

PROXY CARD

TELANETIX, INC.
PROXY FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Available of Proxy Materials for the Stockholder Meeting to be Held on June 16, 2010: The Proxy Statement and Annual Report to Stockholders are available at www.telanetix.com/proxy.

The undersigned hereby appoints J. Paul Quinn, with full power of substitution, as proxy of the undersigned to attend the annual meeting of stockholders of Telanetix, Inc. to be held on June 16, 2010 at 10:00 a.m. at our corporate headquarters located at 11201 SE 8th St. Suite #200, Bellevue, Washington 98004, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the notice of annual meeting accompanying this proxy card, a copy of which has been received by the undersigned, as follows:

1.	The election of directors to serve until the next annual meeting of stockholders or until their successors shall be duly elected and qualified (check one):

☐           FOR all nominees listed below (except as indicated).
☐           WITHHOLD to vote for all nominees listed below.

If you wish to withhold your vote for any individual nominee, strike a line through that nominee's name below:

Steven J. Davis                                       Douglas N. Johnson                                       James R. Everline                                       David A. Rane

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 (check one):

☐           FOR the proposal.
☐           AGAINST the proposal.
☐           ABSTAIN AUTHORITY to vote for the proposal.

3.	In his discretion, the proxy holder is authorized to vote upon such other matter or matters that may properly come before the annual meeting and any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE.  IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR ALL OTHER PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

Please Print Name

Dated:	Signature of Stockholder

Please Print Name

Sign exactly as your name(s) appears on your stock certificate(s).  A corporation is requested to sign its name by its authorized officer, with the office held designated.  Executors, administrators, trustees, etc., are requested to so indicate when signing.  If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting:  Yes  ☐ No  ☐                                                    Number of attendees: _______

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING.  PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.